                                                                   EXHIBIT 99.2

i2 CORP.COM (FORMERLY, PCG MEDIA, INC.), AND HOME GAMBLING NETWORK, INC.
(A Development Stage Enterprise)
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

The following pro forma financial information has been derived from the unaudited financial statements of PCG Media, Inc. (PCG) and the accompanying audited financial statements of Home Gambling Network, Inc., (HGN) as of and for the year ended December 31, 1999. It is presented for informational purposes only and should be read in conjunction with the accompanying notes thereto and historical financial statements of HGN and the related notes thereto. The pro forma balance sheet is adjusted to give effect to the acquisition and related recapitalization as if they had occurred on December 31, 1999. The pro forma loss per share data presented are computed as if the number of shares outstanding immediately after the acquisition (30,000,000) were outstanding for all periods for which HGN's financial statements are presented. Such pro forma loss per share data are not indicative of actual results that might have been achieved had the acquisition taken place as assumed for pro forma purposes or that might be achieved in the future.

PRO FORMA BALANCE SHEET, DECEMBER 31, 1999:



                                                                                                   i2CORP.COM AND
                                                                                                     SUBSIDIARY
                                                             HISTORICAL          PRO FORMA            COMBINED
                                                                HGN             ADJUSTMENTS          PRO FORMA
                                                             ----------         -----------        --------------
ASSETS
Current asset, cash                                          $      623                              $      623

EQUIPMENT, FURNITURE AND FIXTURES, NET of
   accumulated depreciation of $10,313                           13,718                                  13,718

UNAMORTIZED PATENT COSTS                                         80,445                                  80,445
                                                             ----------                              ----------
                                                             $   94,786                              $   94,786
                                                             ==========                              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY DEFICIENCY

CURRENCY LIABILITIES, accounts payable                       $  135,197                              $  135,197
Advances from stockholders                                      110,125                                 110,125
                                                             ----------                              ----------
                                                                245,322                                 245,322
                                                             ----------                              ----------
STOCKHOLDERS' EQUITY DEFICIENCY:
   Common stock                                           (1)     1,000           30,000    (2)
                                                                                  (1,000)   (3)          30,000
   Additional paid-in capital (deficiency)                                       (30,000)   (2)
                                                                                  (1,000)   (3)         (29,000)
   Deficit accumulated during the development stage            (151,536)                               (151,536)
                                                             ----------                              ----------
                                                               (150,536)                               (150,536)
                                                             ----------                              ----------
                                                             $   94,786                              $   94,786
                                                             ==========                              ==========



PRO FORMA LOSS PER SHARE DATA:

                                                       YEAR ENDED DECEMBER 31,           AUGUST 2, 1995,
                                                       -----------------------               THROUGH
                                                        1999            1998            DECEMBER 31, 1999
                                                        ----            ----            -----------------
PRO FORMA NET LOSS PER COMMON SHARE                     $  0.005      $  0.001              $  0.006
                                                        ========      ========              ========

NOTES TO PRO FORMA FINANCIAL INFORMATION:

  (1) After giving retroactive effect to the cancellation for lack of consideration of 2,300,000 shares as of the date of their original issuance.

  (2) To give effect to shares issued in connection with acquisition.

  (3) To eliminate historical common stock of HGN.